Exhibit 99.3

500 Linden Oaks, 2 nd Floor Rochester, New York 14625 (585) 249 - 6231 www.virtualscopics.com NASDAQ: VSCP Fourth Quarter & Full Year 2014 Performance Review February 26, 2015 1

The statements contained in this press release that are not purely historical are forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbors created thereby. These forward - looking statements include, but are not limited to, statements regarding the expected benefits of the company’s investment in infrastructure, new office in New Hope, Pennsylvania, the Scientific Advisory Board, the strategic alliance with IXICO plc, the increase in awards outstanding and bookings and new customer contract signings and awards and/or statements preceded by, followed by or that include the words “believes,” “could,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “seeks,” or similar expressions. Forward - looking statements deal with the company’s current plans, intentions, beliefs and expectations. Investors are cautioned that all forward - looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward - looking statements. Many of these risks and uncertainties are discussed in the company’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2013 filed with the Securities and Exchange Commission (the “SEC” ), and in any subsequent reports filed with the SEC, all of which are available at the SEC’s website at www.sec.gov . These include without limitation: the risk of cancellation or delay of customer contracts or specifically as it relates to contract awards, the risk that they may not get signed. Other risks include the company’s dependence on its largest customers and risk of contract performance, protection of our intellectual property and the risks of infringement of the intellectual property rights of others. All forward - looking statements speak only as of the date of this press release and the company undertakes no obligation to update such forward - looking statements. 2

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4 2014 2013 Change 2014 2013 Change Revenues 2,710$ 2,707$ 0% 10,452$ 11,174$ -6% Cost of Services 1,975$ 1,660$ 19% 7,091$ 6,755$ 5.0% Gross Profit 735$ 1,047$ -30% 3,361$ 4,419$ -24% Gross Margin 27% 39% 32% 40% Operating Expenses Research and Development 346$ 331$ 5% 1,245$ 1,511$ -18% Sales and Marketing 503$ 420$ 20% 1,876$ 1,556$ 21% General and Administrative 897$ 1,223$ -27% 3,350$ 3,749$ -11% Depreciation and Amortization 78$ 91$ -14% 314$ 367$ -14% Total Operating Expenses 1,824$ 2,065$ -12% 6,785$ 7,183$ -6% Operating Loss (1,089)$ (1,018)$ 7% (3,424)$ (2,764)$ 24% December 31, December 31, (thousands of dollars) Three Months Ended (thousands of dollars) For the Years Ended

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• $26.2 Million in Bookings is GREAT News! • Bookings are Something We Can Control - Operational Excellence - Business Development Efforts • Backlog – All Bookings are Added to Backlog 6

• Revenue is a Function of Backlog • Number of Images Received Controls Revenue – Large delivery of images – higher revenue – Small delivery of images – lower revenue • Larger Backlog Helps to Better Predict Revenue – More Projects to balance high and low deliveries 7

• Higher Phase III studies • Retained all Top Pharma Customers – Added three New Wins from Top Pharma • Program Award • Focus on Oncology, MSK and Cardiac – 2013 > 50% Non Core Services – 2014 > 90% Core Services 8

• We do Imaging for Clinical Trials!! – FDA Audit – No Findings! • No Distractions – Personalized Medicine has been Tabled • Market is Growing – R&D Spend Expected to Grow – Outsourcing to Continue • Citi Report – “Listen to the Little Guy: Citi’s CRO Survey Suggests Market Trends Will Remain Favorable in 2015” 9

• Short Term Revenue – Deliver Quality Work – Defend Bookings • Long Term Revenue – Deliver Quality Work – Business Development Communicates • Deliver Quality Projects • On Time • Within Budget • On a Consistent Basis! 10

• Maintain Operational Excellence – Defend Short Term Revenue • Continue to Build Backlog – Reduce Difficulty in Predicting Revenue • Invest in Efficiency Technologies • Improve Share Price • Stay in This Market! 11

• Two New Board Members – Andrew Levitch – Financial Strategy – Michael Woehler – DIRECT Industry Experience • Investor Conferences • Better Marketing Communications • Further Alliance Development • Scientific Advisory Board – Key Opinion Leaders 12

Your feedback is always appreciated! 13